                            MISSION MARKETPLACE

                          FIRST AMENDMENT TO LEASE


     This FIRST Amendment to Lease ("FIRST Amendment") is made, for reference purposes only, this 5TH DAY OF MAY, 1997, between PACIFIC OCEANSIDE HOLDINGS, L.P., a CALIFORNIA LIMITED PARTNERSHIP ("Landlord") and CINEMASTAR LUXURY THEATRE COMPANY, INC., a CALIFORNIA CORPORATION ("Tenant") with reference to the following facts:

                                  RECITALS

     A. Landlord and Tenant entered into that certain Lease dated JANUARY 31, 1997.

     B. The parties desire to amend the Lease as set forth in this FIRST Amendment.

     C. All capitalized terms used in this FIRST Amendment unless specifically defined herein shall have the same meaning as the capitalized terms used in the Lease.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are expressly acknowledged, Landlord and Tenant agree as follows:

                                  AGREEMENT

     1. EFFECTIVE DATE. This First Amendment shall be deemed effective as of MAY 1, 1997 (the "Effective Date").

     2. LEASE TERM. One (1) year (beginning on the Effective Date) with a One (1) option to renew for One (1) year.

     3. LEASE OF ADDITIONAL SPACE. On the Effective Date the Premises shall be deemed to include that certain additional space in the Shopping Center consisting of approximately 2,409 square feet of rentable floor area, designated as 427 College Blvd., Suite L, Oceanside, CA 92057.

     4. TENANT'S PRO RATA SHARE OF LEASE EXPENSES. On the Effective Date, Tenant's Pro Rata Share of Lease Expenses shall be adjusted in accordance with Section 8.2 of the Lease.

     5. BASIC MONTHLY RENT. On the Effective Date, Tenant's Basic Monthly Rent for the Additional Space shall be as follows:

             DATE           BASIC MONTHLY    BASIC MONTHLY RENT (U.S.F.) NNN
             ----           -------------    -------------------------------
        5-1-97 - 4-30-98    $2,649.90        $1.1000
     (*)5-1-98 - 4-30-99    $2,770.35        $1.1500
     (*)Renewal Option

     6. TENANT CERTIFICATION. By execution of this FIRST Amendment, Tenant hereby certifies that as of the date hereof, and to the best of Tenant's knowledge, that Landlord is not in default of the performance of its obligations pursuant to the Leases, and Tenant has no claim, defense, or offset with respect to the Lease.

     7. CONFIRMATION. Except, as and to the extent modified by this FIRST Amendment to Lease all provisions of the Lease shall remain in full force and effect. In the event of a conflict between the terms of the Lease and the terms of this Amendment, the terms in this Amendment shall control.

IN WITNESS WHEREOF, Landlord and Tenant agree to the foregoing as evidenced by affixing their signatures below.

              LANDLORD: Pacific Oceanside Holdings, L.P.,

              a California limited partnership

              By:   American Assets, Inc. as Agent

              By:       /s/ Jamie Cronemeyer
                    ---------------------------------------
                            Jamie Cronemeyer

              Its:  Vice President, Commercial Real Estate

              Date:  5/28/97
                    ---------------------------------------


              TENANT: CinemaStar Luxury Theatre Company, Inc.,

              a California corporation

              By:      /s/  Alan M. Grossberg
                    ---------------------------------------
                            Alan M. Grossberg

              Its:  Senior Vice President, and Chief Operating Officer

              Date:
                    ---------------------------------------


                           CONSENT OF GUARANTOR(S)

The undersigned guarantor(s) hereby consent(s) to the foregoing and confirm(s) and reaffirms that he/she/they remain(s) liable for the full performance of all terms, convenants and conditions of the Lease as amended hereby.

              GUARANTOR John Ellison, Jr., Alan M. Grossberg, Jerry Willits, Russell Scheuh

              By:       /s/ John Ellison, Jr.
                    ---------------------------------------
                            John Ellison, Jr.

              By:       /s/ Alan M. Grossberg
                    ---------------------------------------
                            Alan M. Grossberg

              By:       /s/ Jerry Willits
                    ---------------------------------------
                            Jerry Willits

              By:       /s/ Russell Seheult
                    ---------------------------------------
                            Russell Seheult

              Date:
                    ---------------------------------------